Filed Pursuant to Rule 497(e)
File No. 333-226900; 811-23371

TIGERSHARES TRUST

UP Fintech China-U.S. Internet Titans ETF (TTTN)

February 12, 2020

Supplement to the
Statement of Additional Information ("SAI")
dated January 25, 2020

Effective February 12, 2020, the disclosure under the section “CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES” on pages 36-37 of the SAI is deleted and replaced with the following:

As of December 31, 2019, the officers and trustees of the Trust, as a group, owned of record or beneficially, approximately 2% of the outstanding voting securities of the Fund.
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. Persons who beneficially or through controlled companies own more than 25% of the voting securities of the Fund or acknowledge the existence of control are control persons of the Fund. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.
As of December 31, 2019, UP Fintech Holding Limited (Cayman) (NASDAQ-listed company, symbol: TIGR), the Adviser’s parent company (“Parent Company”), controlled a majority of the outstanding voting securities of the Fund through a separate wholly-owned subsidiary (“Subsidiary”) organized under the laws of New Zealand, as set forth in the table below. The Subsidiary is a wholly-owned subsidiary of Tiger Fintech (Singapore) PTE. LTD., which is a wholly-owned subsidiary of Xiangshang UP Fintech Holding Limited (BVI), which is wholly owned by Up Fintech Global Holdings Limited (BVI), which is wholly owned by the Parent Company. The shareholders in the table below are considered to be either principal shareholders or control persons of the Fund:

Name and Address	Percent of Ownership	Type of Ownership
Interactive Brokers LLC One Pickwick Plaza Greenwich, CT 06830	71.77%	Record
Tiger Brokers (NZ) Limited Level 16, 191 Queen Street Auckland Central, 1010 New Zealand	65.07%	Beneficial
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	6.92%	Record
Bank of America Four World Financial Center 250 Vesey Street New York, NY 10281	6.52%	Record

Please retain this Supplement with your Statement of Additional Information.